Supplement to Prospectus Dated May 1, 1997
                    Aetna Life Insurance and Annuity Company
                           Variable Annuity Account C
          Group Variable Retirement Annuity Contracts for Tax-Deferred
     Annuity Plans (Section 403(b)), Qualified 401 Plans, and HR 10 Plans.


The prospectus dated May 1, 1997 is amended as follows:


Cover:
The following Fund will be replaced with the designated Substitute Fund after the close of business of the New York Stock Exchange on November 26, 1997:



             Replaced Fund                                  Substitute Fund
American Century VP Capital Appreciation     Portfolio Partners MFS Research Growth Portfolio
 (formerly TCI Growth)




                The Date of this Supplement is August 21, 1997


Form No. X75974-97

Fee Table - Page 8
The table under Annual Expenses of the Funds is amended by deleting the Replaced Fund and adding the following designated Substitute Fund:



                                                     Investment
                                                     Advisory Fees      Other Expenses
                                                     (after expense     (after expense     Total Annual
                                                     reimbursement)     reimbursement)     Fund Expenses
Portfolio Partners MFS Research Growth Portfolio     .70%(1)            .15%               .85%(2)

(1) The advisory fee is .70% of the first $500 million in assets and .65% on the excess.
(2) The Company has agreed to reimburse the Fund for expenses and/or waive its fees so that the aggregate expenses will not exceed this amount through April 30, 1999. Without such reimbursements or waivers, Total Annual Fund Expenses are estimated to be .92%.



The Hypothetical Illustrations (Example) in the Fee Table are amended by deleting all information with respect to the Replaced Fund for periods after November 26, 1997, and adding the following:



                          If you make a complete withdrawal of       If you do not make a complete
                             your contract at the end of the               withdrawal of your
                                 applicable time period:             contract or if you annuitize:

Portfolio Partners MFS
 Research Growth         1 year   3 years   5 years   10 years   1 year   3 years   5 years  10 years
                         -------- --------  --------  ---------  -------  --------- -------  ---------
403(b) Plans               $ 99   $142      $188      $289       $80        $122    $166     $289
401 Plans                  $119   $142      $165      $275       $70        $111    $154     $275
HR 10 Plans                $ 59   $104      $151      $256       $38        $ 82    $128     $256

Prospectus, Page 12
In the section The Funds, the Substitute Fund will take the place of the Replaced Fund after the close of business of the New York Stock Exchange on November 26, 1997. Any amounts allocated to the Replaced Fund will automatically be allocated to the Substitute Fund after that date. The following will be added:

Portfolio Partners MFS Research Growth Portfolio seeks long-term growth of capital and future income by investing primarily in common stocks or securities convertible into common stocks issued by companies that the subadviser believes to possess better-than-average prospects for long-term growth, and to a lesser extent, in income-producing securities including bonds and preferred stock. Aetna Life Insurance and Annuity Company serves as the investment adviser, and Massachusetts Financial Services Company serves as the subadviser.




Form No. X75974-97